UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 3, 2002


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                      98-0359573
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     (Commission File Number)                 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code      44 1256 894 000
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Shire Pharmaceuticals Group, plc ("Shire") has determined that it has been a "foreign private issuer" as defined in the rules of the Securities and Exchange Commission since at least June 30, 2001 based on the holdings of its ordinary shares, par value (pound)0.05 per share. Shire will continue to voluntarily file periodic reports on Forms 10-K and 10-Q and current reports on Form 8-K. As a foreign private issuer, Shire is not subject to proxy solicitation rules and its directors, officers and 10% shareholders are not subject to the insider trading reporting and liability rules, in each case under the Securities Exchange Act of 1934. As a result, Shire will not be filing a proxy statement in respect of its forthcoming annual general shareholder's meeting.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2002            SHIRE PHARMACEUTICALS GROUP PLC



                               By:  /s/ Angus Russell
                                    --------------------------------------------
                                    Name:  Angus Russell
                                    Title:  Group Finance Director